                           EXHIBIT 21:  SUBSIDIARIES


SUBSIDIARY                                JURISDICTION OF INCORPORATION

Bell Atlantic - New Jersey, Inc.          New Jersey

Bell Atlantic - Pennsylvania, Inc.        Pennsylvania

Bell Atlantic - Delaware, Inc.            Delaware

Bell Atlantic - Washington, D.C.,         New York
Inc.

Bell Atlantic - Maryland, Inc.            Maryland

Bell Atlantic - Virginia, Inc.            Virginia

Bell Atlantic - West Virginia, Inc.       West Virginia

Atlantic West B.V.                        The Netherlands

BABS Australia Pty. Ltd.                  Australia

BAC Financial Italia S.r.L.               Italy

BAC Financial Services International      The Netherlands
B.V.

BAC International - The Netherlands B.V.  The Netherlands

BACPE, Inc.                               Delaware

BACSI (U.K.) Limited                      United Kingdom

BAP - 1800 Arch Land Parcel, Inc.         Delaware

BAP - 6755 Snowdrift, Inc.                Delaware

BAP - 1760 Market, Inc.                   Delaware

BAP - Durham, Inc.                        Delaware

BAP - 7150 Windsor, Inc.                  Delaware

BAP - Caroline, Inc.                      Delaware

BATCL - 1987 - I, Inc.                    Delaware

BATCL - 1987 - II, Inc.                   Delaware

BATCL - 1987 - III, Inc.                  Delaware

BATCL - 1991 - I, Inc.                    Nevada

BATCL - 1991 - II, Inc.                   Delaware

BATCL - 1991 - III, Inc.                  Delaware

BATCL - 1991 - IV, Inc.                   Delaware

BATCO - 1989 - II, Inc.                   Delaware


SUBSIDIARY                                JURISDICTION OF INCORPORATION

BATCO - 1989 - III, Inc.                  Delaware

Bell Atlantic Administrative Services,    Delaware
Inc.

Bell Atlantic Argentina, Inc.             Delaware

Bell Atlantic Asia, Inc.                  Delaware

Bell Atlantic Australia Pty. Ltd.         Australia

Bell Atlantic Aviation Services, Inc.     Delaware

Bell Atlantic Business Systems, Inc.      Delaware

Bell Atlantic Business Systems            Delaware
International, Inc.

Bell Atlantic Business Systems            Delaware
Services, Inc.

Bell Atlantic Capital Corporation         Delaware

Bell Atlantic Capital Funding Corp.       Delaware

Bell Atlantic Cellular Consulting         Delaware
Group, Inc.

Bell Atlantic China Holdings Ltd          Bermuda

Bell Atlantic Communications and          Delaware
Construction Services, Inc.

Bell Atlantic Construction Services,      Delaware
Inc.

Bell Atlantic Czech Republic, Inc.        Delaware

Bell Atlantic Directory Graphics, Inc.    Delaware

Bell Atlantic Electronic Publishing,      Delaware
Inc.

Bell Atlantic Enterprises                 Delaware
International, Inc.

Bell Atlantic Europe S.A.                 Belgium


SUBSIDIARY                                JURISDICTION OF INCORPORATION

Bell Atlantic Federal Integrated          Delaware
Systems, Inc.

Bell Atlantic Financial Services, Inc.    Delaware

Bell Atlantic Foreign Sales Corporation   Virgin Is.

Bell Atlantic Foundation                  Pennsylvania
                                          Non-Profit

Bell Atlantic Gulf Holdings Ltd.          Cayman Is.

Bell Atlantic Healthcare Systems, Inc.    California

Bell Atlantic Holdings Limited            New Zealand

Bell Atlantic Hungary, Inc.               Delaware

Bell Atlantic Indonesia, Inc.             Delaware

Bell Atlantic Information Systems, Inc.   Delaware

Bell Atlantic Integrated Systems, Inc.    Delaware

Bell Atlantic International, Inc.         Delaware

Bell Atlantic International - Italia      Italy
S.r.L.

Bell Atlantic International Wireless      Delaware
Services, Inc.

Bell Atlantic Investment Development      Delaware
Corporation

Bell Atlantic Investments, Inc.           Delaware

Bell Atlantic Land Development, Inc.      Delaware

Bell Atlantic Latin America Holdings,     Delaware
Inc.

Bell Atlantic MM Holdings, Inc.           Delaware

Bell Atlantic Media Ventures, Inc.        Delaware


SUBSIDIARY                                JURISDICTION OF INCORPORATION

Bell Atlantic Mexico, S.A. de C.V.        Mexico

Bell Atlantic Mobile of Hickory, Inc.     Delaware

Bell Atlantic Mobile Systems, Inc.        Delaware

Bell Atlantic Mobile Systems of           Delaware
Allentown, Inc.

Bell Atlantic Mobile Systems of           Delaware
Baltimore, Inc.

Bell Atlantic Mobile Systems of           Delaware
Norfolk, Inc.

Bell Atlantic Mobile Systems of           Delaware
Northern New Jersey, Inc.

Bell Atlantic Mobile Systems of           Delaware
Pennsylvania RSA 6(II), Inc.

Bell Atlantic Mobile Systems of           Delaware
Pittsburgh, Inc.

Bell Atlantic Mobile Systems of           Delaware
Reading, Inc.

Bell Atlantic Mobile Systems of           Delaware
Richmond, Inc.

Bell Atlantic Mobile Systems of           Delaware
Scranton, Inc.

Bell Atlantic Mobile Systems of           Delaware
Washington, Inc.

Bell Atlantic Mobile Systems of West      Delaware
Virginia, Inc.

Bell Atlantic Mobilfunk GmbH              Germany

Bell Atlantic Network Funding             Delaware
Corporation

Bell Atlantic Network Integration, Inc.   Delaware

Bell Atlantic Network Services, Inc.      Delaware


SUBSIDIARY                                JURISDICTION OF INCORPORATION

Bell Atlantic New Holdings, Inc.          Delaware

Bell Atlantic New Zealand                 Delaware
Holdings, Inc.

Bell Atlantic New Zealand Investments,    Delaware
Inc.

Bell Atlantic New Zealand Limited         Delaware

Bell Atlantic Paging, Inc.                Delaware

Bell Atlantic PAI Comunicaciones C.A.     Venezuela

Bell Atlantic Personal Communications,    Delaware
Inc.

Bell Atlantic Professional Services Inc.  Delaware

Bell Atlantic Properties, Inc.            Delaware

Bell Atlantic Property Holdings II, Inc.  Delaware

Bell Atlantic Property Holdings III,      Delaware
Inc.

Bell Atlantic Puerto Rico, Inc.           Delaware

The Bell Atlantic Systems Group, Inc.     Delaware

Bell Atlantic Systems Leasing             New York
International, Inc.

Bell Atlantic Telecommunications          Delaware
Systems, Inc.

Bell Atlantic TeleProducts Corp.          Delaware

Bell Atlantic TriCon Leasing Corporation  Delaware

Bell Atlantic Utilities Systems, Inc.     Delaware

Bell Atlantic Vehicle Management, Inc.    Delaware


SUBSIDIARY                                JURISDICTION OF INCORPORATION

Bell Atlantic Ventures II, Inc.           Delaware

Bell Atlantic Ventures XXIII, Inc.        Delaware

Bell Atlantic Ventures XXV, Inc.          Delaware

Bell Atlantic Video Services Company      Virginia

Bell Atlanticom Systems, Inc.             Delaware

FM America Corp.                          Delaware

ICA Foreign Financial, Inc.               Virgin Is.

M-Pact, Ltd.                              South Carolina

Metro Mobile CTS MIS, Inc.                Connecticut

Metro Mobile CTS of Albuquerque, Inc.     New Mexico

Metro Mobile CTS of Anderson, Inc.        South Carolina

Metro Mobile CTS of Charlotte, Inc.       North Carolina and Virginia

Metro Mobile CTS of Cherokee, Inc.        South Carolina

Metro Mobile CTS of Columbia, Inc.        South Carolina

Metro Mobile CTS of El Paso, Inc.         Texas

Metro Mobile CTS of Fairfield County,     Connecticut
Inc.

Metro Mobile CTS of Greenville, Inc.      South Carolina

Metro Mobile CTS of Hartford, Inc.        Connecticut

Metro Mobile CTS of Lancaster, Inc.       South Carolina

Metro Mobile CTS of Las Cruces, Inc.      New Mexico

Metro Mobile CTS of New Bedford, Inc.     Massachusetts

Metro Mobile CTS of New Haven, Inc.       Connecticut

Metro Mobile CTS of New London, Inc.      Connecticut



SUBSIDIARY                                JURISDICTION OF INCORPORATION

Metro Mobile CTS of Newport, Inc.         Rhode Island

Metro Mobile CTS of Phoenix, Inc.         Arizona

Metro Mobile CTS of Pittsfield, Inc.      Massachusetts

Metro Mobile CTS of Providence, Inc.      Rhode Island

Metro Mobile CTS of Raleigh, Inc.         North Carolina

Metro Mobile CTS of Springfield, Inc.     Massachusetts

Metro Mobile CTS of the Northeast, Inc.   Connecticut

Metro Mobile CTS of the Southeast, Inc.   South Carolina

Metro Mobile CTS of the Southwest, Inc.   Delaware

Metro Mobile CTS of Tucson, Inc.          Arizona

Metro Mobile of Venezuela, Inc.           Delaware

Metro Mobile CTS of Windham, Inc.         Connecticut

Metro Mobile Real Estate Development of   New York
New York, Inc.

Metro Mobile Transport, Inc.              Delaware

Pacific Star Communications Pty. Ltd.     Australia

The Penn's Landing Marina Corporation     Pennsylvania

Portal Investments, Inc.                  Arizona

Sodalia S.p.A.                            Italy

Sorbus Canada Limited                     Ontario

Water - Side, Inc.                        Pennsylvania
